SCHEDULE 14A INFORMATION
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Schroder Capital Funds (Delaware)

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SCHRODER CAPITAL FUNDS (DELAWARE)
875 Third Avenue, 22nd Fl.
New York, New York 10022

Schroder U.S. Opportunities Fund
Schroder International Fund
Schroder U.S. Large Cap Equity Fund

January   , 2006

Dear Shareholder:

You are cordially invited to attend the Meeting of Shareholders of Schroder U.S. Opportunities Fund, Schroder International Fund, and Schroder U.S. Large Cap Equity Fund, to be held on March 3, 2006, at 9:00 a.m., Eastern time, at the offices of Schroder Capital Funds (Delaware) at 875 Third Avenue, 22nd Floor, New York, New York. A formal Notice of Meeting of Shareholders is enclosed.

At the Meeting, shareholders of the Funds will be asked to approve changes to the Funds’ investment advisory agreements and to vote for the election of Trustees of the Funds. I encourage you to read the proxy statement carefully.

Although your Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. If you are a shareholder of more than one Fund, please complete, sign, and return a proxy card for each Fund of which you are a shareholder. A postage-paid envelope is enclosed for this purpose.

We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

Sincerely yours,
Peter L. Clark Chairman

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

SCHRODER CAPITAL FUNDS (DELAWARE)

Schroder U.S. Opportunities Fund
Schroder International Fund
Schroder U.S. Large Cap Equity Fund

Notice of Meeting of Shareholders

A Meeting of Shareholders (the ‘‘Meeting’’) of Schroder U.S. Opportunities Fund, Schroder International Fund, and Schroder U.S. Large Cap Equity Fund (each, a ‘‘Fund’’ and, collectively, the ‘‘Funds’’), each a series of Schroder Capital Funds (Delaware) (the ‘‘Trust’’), will be held at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York, on March 3, 2006, at 9:00 a.m., Eastern time, for the following purposes:

I.	To approve amended and restated investment advisory agreements between the Trust and Schroder Investment Management North America Inc. (‘‘Schroders’’) on behalf of Schroder U.S. Opportunities Fund, Schroder International Fund, and Schroder U.S. Large Cap Equity Fund.

II.	To elect Trustees of the Trust.

III.	To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Shareholders of record of a Fund as of the close of business on January 4, 2006 are entitled to notice of, and to vote with respect to, proposals related to such Fund at the Meeting and any adjournments thereof.

By order of the Trustees, CARIN F. MUHLBAUM Secretary

January   , 2006

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

SCHRODER CAPITAL FUNDS (DELAWARE)
875 Third Avenue, 22nd Fl.
New York, New York 10022

Schroder U.S. Opportunities Fund
Schroder International Fund
Schroder U.S. Large Cap Equity Fund

Proxy Statement

January  , 2006

The enclosed proxies are solicited on behalf of the Trustees of Schroder Capital Funds (Delaware) (the ‘‘Trust’’) for use at the Meeting of Shareholders (the ‘‘Meeting’’) of Schroder U.S. Opportunities Fund, Schroder International Fund, and Schroder U.S. Large Cap Equity Fund (each a ‘‘Fund’’, and collectively, the ‘‘Funds’’), each a series of the Trust, to be held on March 3, 2006, at 9:00 a.m., Eastern time, at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders (the ‘‘Notice’’). Shareholders of record of a Fund as of the close of business on January 4, 2006 (the ‘‘Record Date’’) are entitled to notice of, and to vote at, the Meeting and at any adjourned session. The Notice, the Proxy Statement, and the enclosed form(s) of proxy are first being mailed or otherwise made available to shareholders on or about January 13, 2006.

Shares represented by duly executed proxies will be voted in accordance with the specifications made. If no specification is made, shares will be voted in accordance with the recommendations of the Trustees. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

As of the Record Date, there were [                    ] outstanding shares of Schroder U.S. Opportunities Fund (the ‘‘U.S. Opportunities Fund’’), [                    ] outstanding shares of Schroder International Fund (the ‘‘International Fund’’), and [                    ] outstanding shares of Schroder U.S. Large Cap Equity Fund (the ‘‘U.S. Large Cap Equity Fund’’). Each share is entitled to one vote, with fractional shares voting proportionally.

Schroder Investment Management North America Inc. (‘‘Schroders’’) is the investment adviser of each of the Funds. Schroder Fund Advisors Inc. (‘‘Schroder Fund Advisors’’) is the principal underwriter of the Funds. The address of Schroders and of Schroder Fund Advisors is 875 Third Avenue, 22nd Floor, New York, New York 10022. The sub-adviser of Schroder International Fund is Schroder Investment Management North America Limited, 31 Gresham Street, London EC2V 7QA. The sub-administrator of each of the Funds is SEI Investments Global Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Copies of the most recent annual and semi-annual reports issued by the Trust, including information about each of the Funds, may be obtained without charge. For copies, please call the Trust at 800-464-3108 or write the Trust at P.O. Box 8507, Boston, MA 02266. Copies may also be obtained through the Schroder Mutual Funds’ website at www.schroderfunds.com.

The following table shows the proposals applicable to your Fund:

Fund	Proposal
Schroder U.S. Opportunities Fund	I.A. Consideration of Amended and Restated Advisory Agreement II. Election of Trustees
Schroder International Fund	I.B. Consideration of Amended and Restated Advisory Agreement II. Election of Trustees
Schroder U.S. Large Cap Equity Fund	I.C. Consideration of Amended and Restated Advisory Agreement II. Election of Trustees

YOUR VOTE IS IMPORTANT

To help reach the level of shareholder participation required, and to ensure that your Funds do not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting on March 3rd. Simply follow the instructions on the enclosed proxy card(s) and choose the voting method that works best for you – internet, telephone or mail. Your prompt action will ensure your voice is heard, so vote your shares now.

1.	WHAT PROPOSALS AM I BEING ASKED TO CONSIDER?

→	Shareholders of each Fund will be asked to approve an Amended and Restated Investment Advisory Agreement (each, an "Amended Advisory Agreement," and together, the "Amended Advisory Agreements") for their Fund.

→	Shareholders of all the Funds, voting together, will be asked to vote for the election of Trustees.

2.	HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL TO AMEND AND RESTATE THE INVESTMENT ADVISORY AGREEMENT FOR EACH OF THE FUNDS?

Yes. At meetings held on November 3, 2005 and December 6, 2005, the Board of Trustees of the Trust discussed and approved the proposals described in this proxy statement.

3.	HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

The Board recommends that shareholders vote ‘‘FOR’’ each proposal.

4.	HOW WILL THE AMENDED INVESTMENT ADVISORY AGREEMENTS AFFECT THE FUNDS?

Schroder U.S. Opportunities Fund

→	Schroders currently serves as investment adviser to Schroder U.S. Opportunities Fund under the current investment advisory agreement. Schroder Fund Advisors, a Schroders affiliate, acts as administrator to the Fund under a separate agreement. The proposed Amended Advisory Agreement combines in a single agreement these advisory and administrative arrangements, and contemplates that Schroders, and not Schroder Fund Advisors, will act as administrator to the Fund. The Amended Advisory Agreement provides that the Fund will pay a fee to Schroders at an annual rate of 1.00% of the Fund's average daily net assets. The Fund currently pays fees to Schroders and Schroder Fund Advisors combined for investment advisory and administrative services at the rate of 0.75% of the Fund's first $100 million of average daily net assets, 0.65% of the Fund's next $150 million of net assets, and 0.60% of the Fund's net assets in excess of $250 million, as described more fully in this proxy statement.

→	Schroders has agreed, if the Amended Advisory Agreement is approved, to reduce its compensation (and, if necessary, to pay certain other Fund expenses) through February 28, 2007 to the extent the total operating expenses of the Fund exceed the annual rate of 1.70% (based on the average daily net assets of the Fund). Currently, Schroders has agreed to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until February 28, 2006 to the extent the total operating expenses of the Fund exceed the annual rate of 2.00% (based on the average daily net assets of the Fund).

Schroder International Fund

→	The proposed Amended Advisory Agreement similarly combines in a single agreement Schroder International Fund’s investment advisory and administrative arrangements, and contemplates that Schroders, and not Schroder Fund Advisors, will act as administrator to the Fund. The Amended Advisory Agreement provides that the Fund will pay a fee to Schroders at an annual rate of 0.975% of the Fund's average daily net assets. The Fund currently pays fees to Schroders and Schroder Fund Advisors combined for investment advisory and administrative services at the rate of 0.725% of the Fund's first $100 million of average daily net assets, 0.625% on the Fund's next $150 million of net assets, and 0.575% of the Fund's net assets in excess of $250 million, as described more fully in this proxy statement.

→	Schroders has agreed, if the Amended Advisory Agreement is approved, to reduce its compensation (and, if necessary, to pay certain other Fund expenses) through February 28, 2007 to the extent the total operating expenses of the Fund exceed the annual rate of 1.25% (based on the average daily net assets of the Fund).

Schroder U.S. Large Cap Equity Fund

→	Under the proposed Amended Advisory Agreement for Schroder U.S. Large Cap Equity Fund, the Fund will pay a fee to Schroders at an annual rate of 0.75% of the Fund's average daily net assets. The Fund currently pays fees to Schroders at an annual rate of 0.75% of the Fund's first $100 million of net assets, and 0.50% of the Fund's net assets in excess of $100 million.

→	Schroders has agreed, if the Amended Advisory Agreement is approved, to reduce its compensation (and, if necessary, to pay certain other Fund expenses) through February 28, 2007 to the extent the total operating expenses of the Fund exceed the annual rate of 1.25% (based on the average daily net assets of the Fund). Currently, Schroders has agreed to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until February 28, 2006 to the extent the total operating expenses of the Fund exceed the annual rate of 2.00% (based on the average daily net assets of the Fund).

5.	WHY ARE THE INVESTMENT ADVISORY AGREEMENTS BEING CHANGED?

The Amended Advisory Agreements are proposed for several reasons described in this proxy statement, including to provide Schroders with a fee that compensates Schroders at a level comparable to the compensation paid by other clients for which it provides comparable advisory services in the same investment discipline as the Funds. In addition, inclusion of the administrative services among Schroders’ obligations under the investment advisory agreements with the U.S. Opportunities Fund and the International Fund reflects the fact that employees of Schroders currently provide many administrative services to these Funds.

6.	HOW WILL SCHRODERS’ PROPOSED FEES COMPARE TO THOSE OF OTHER FUNDS?

For each of the Funds, the fees paid under the Amended Advisory Agreements will be higher than the fees paid under the Funds’ existing contractual arrangements (including combined advisory and administrative services fees in the case of the U.S. Opportunities Fund and the International Fund). However, Schroders believes that, after giving effect to the proposed increases, the Funds would pay combined management and administrative fees that are reasonable in light of the financial commitment by Schroders to the management of the Funds and the fees charged by Schroders and its affiliates to many other clients in the same investment disciplines.

7.	WHEN WILL THE PROPOSED CHANGE TAKE EFFECT?

If approved by shareholders, the Amended Advisory Agreements would likely be implemented as of April 1, 2006.

8.	WHAT LEVEL OF SHAREHOLDER SUPPORT IS NEEDED TO APPROVE THE PROPOSALS?

→	Approval of each of the Amended Advisory Agreements requires approval of the lesser of (i) more than 50 percent of the total outstanding shares of the Fund in question or (ii) 67 percent or more of the shares of the Fund in question present at the Meeting in person or by proxy, if more than 50 percent of the outstanding shares of the Fund are represented.

→	Election of Trustees requires a plurality of the votes cast at the Meeting, either in person or by proxy.

9.	WHO IS ENTITLED TO VOTE AT THE MEETING?

Fund shareholders of record as of January 4, 2006 are entitled to vote at the Meeting.

All eligible shareholders are urged to vote.

10.	WHAT SHOULD I DO IF I AM A SHAREHOLDER OF MORE THAN ONE FUND?

Each Fund’s shareholders vote separately as to the proposed Amended Advisory Agreements. Shareholders of all of the Funds vote together as a single class for the election of Trustees. You are being sent a proxy card for each Fund. Please vote on all applicable proposals on the proxy card for each Fund of which you are a shareholder.

11.	WHEN AND WHERE WILL THE MEETING BE HELD?

The Meeting is scheduled for March 3, 2006 at 9:00 a.m., at 875 Third Avenue, 22nd Floor, New York, New York.

12.	WHAT METHOD OF VOTING MAY I USE?

Simply select the voting format that you find most convenient:

→	Telephone (automated service):

Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

→	Telephone (to speak to a representative of D.F. King & Co., the Funds’ proxy solicitor):

Call 1-866-868-2409 (toll free).

→	Internet:

Access the web site shown on your proxy card(s) and follow the online instructions.

→	Mail:

Complete and return the enclosed proxy card(s).

→	In person:

Attend the Meeting on March 3rd.

Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the Meeting, you can vote in advance using one of the other methods.

13.	WHOM SHOULD I CALL IF I HAVE ADDITIONAL QUESTIONS?

If you have questions related to the proxy material or need assistance in voting your shares, please contact D.F. King & Co., the Funds’ proxy solicitor, toll free at 1-866-868-2409.

PROPOSAL I:	APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENTS.

General

At the meeting of Trustees held on November 3, 2005, Schroders presented to the Trustees a description of its strategic initiative to enhance substantially Schroders’ commitment to its U.S. investment management operation. The initiative contemplates, among other things, the commitment by Schroders of substantially increased resources to the sponsorship and promotion of Schroders mutual funds in the United States.

As part of this initiative, Schroders intends, among other things, to expand and diversify its mutual fund product offerings and to align further the investment teams and processes across similar investment products offered around the world by Schroders.

In connection with the development of this initiative, Schroders had reviewed the advisory fees paid by a number of its U.S. mutual funds and determined that they are not necessarily reflective of the financial commitment Schroders has made to the investment management and sponsorship of the Funds and are out of line with the fees paid by a number of other clients of Schroders and its affiliates around the world in similar investment disciplines. Schroders has now asked the Trustees of the Funds to approve increases in the fees in the current investment advisory agreements with the Funds (each an "Advisory Agreement" and, together, the "Advisory Agreements") in order to bring them more closely in line with those paid by other Schroders clients.

Schroders also noted that many of the administrative services currently performed by the Schroder organization for the U.S. Opportunities Fund and the International Fund are actually now performed by employees of Schroders. Schroders proposed amending and restating the Advisory Agreements for the Funds so that Schroders would now provide both types of services under a single contract for a single fee.

A copy of the proposed Second Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the U.S. Opportunities Fund and the International Fund, and Schroders is attached as Exhibit A to this proxy statement. A copy of the proposed Second Amended and Restated Advisory Agreement between the Trust, on behalf of the U.S. Large Cap Equity Fund, and Schroders, is attached as Exhibit B to this proxy statement.

Terms of the Proposed Amended Advisory Agreements

Under the proposed Amended Advisory Agreements, none of the investment advisory obligations of Schroders would change. Schroders would still be required to provide investment guidance and policy direction in connection with the management of the U.S. Opportunities Fund and International Fund. Schroders would determine what portion of the Funds' portfolios shall be invested in securities, will determine the securities to be purchased or sold and will place orders with broker-dealers. Schroders will also continue to provide administrative assistance and office space, if required, including compliance with all reasonable requests of the Trust for information and such other services as Schroders shall determine to be necessary or useful to the administration of the Trust. In addition, under the Amended Advisory Agreement with the U.S. Opportunities Fund and the International Fund, Schroders would provide additional management and administrative services necessary for the operation of these Funds, including: (1) preparation of periodic updates and reports to shareholders and other shareholder communications; (2) providing office space and facilities and the services of persons to provide supervisory or administrative functions necessary for the effective operation of the Trust; and (3) overseeing the performance of administrative and professional services rendered to the Funds, including by their sub-administrator, custodian, transfer agent, legal counsel and others. These are the same administrative services Schroder Fund Advisors is currently required to provide to these Funds under its separate administrative services agreement with these Funds.

As part of the services provided to the U.S. Large Cap Equity Fund under its Amended Advisory Agreement, Schroders would continue to provide the Fund with investment research, advice and supervision and would furnish continuously an investment program for the Fund's investments. It would also continue to provide the Fund with investment advisory, research and statistical facilities and clerical services relating to research, statistical and investment work and will pay all office rent, if any. There would be no change between the Advisory Agreement and Amended Advisory Agreement in respect of administrative services provided to the U.S. Large Cap Equity Fund.

The Funds are responsible for payment of all their expenses other than those assumed by Schroders, subject to certain limits. Schroders has agreed, if the Amended Advisory Agreement with respect to a Fund is approved, to reduce its compensation (and, if necessary, to pay certain other Fund expenses) through February 28, 2007, to the extent that the total operating expenses of that Fund exceed 1.25% (with respect to the International Fund and the U.S. Large Cap Equity Fund) or 1.70% (with respect to the U.S. Opportunities Fund). Fund expenses generally consist of direct charges relating to the purchase and sale of portfolio securities, shareholder recordkeeping and shareholder account services, fees and disbursements of custodians, fees and expenses of attorneys and independent auditors, taxes and governmental fees, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and distributing prospectuses to current shareholders, expenses of shareholders' meetings, fees and expenses of directors who are not employees of, or consultants to, Schroders or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Other Fund expenses include credit commitment fees and interest charges, expenses of corporate data processing and related services and any other expenses (including clerical expenses) of issue, sale, repurchase and redemption of shares, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of disbursing dividends and distributions, and membership dues in the Investment Company Institute.

In addition to serving as investment adviser to the Funds, Schroders also serves as the investment adviser to five other investment companies registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), which, together with the Funds, comprise the Schroder Mutual Funds. The net assets of the U.S. Opportunities Fund, the International Fund, and the U.S. Large Cap Equity Fund at October 31, 2005 were $140,466,625, $6,544,772, and $7,872,634, respectively. The aggregate net assets of the Schroder Mutual Funds at October 31, 2005 were approximately $1.8 billion. Schroders also provides investment management services or advice to institutional or other accounts having an aggregate value at June 30, 2005 of approximately $28.4 billion. Schroders’ ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business and, as of June 30, 2005, had in the aggregate assets under management of approximately $201 billion.

Schroders' proposal was discussed and considered at meetings of the Trustees held on November 3, 2005 and December 6, 2005, at which a majority of the Trustees who are not ‘‘interested persons’’ (as defined in the 1940 Act) of the Trust or Schroders were present. Independent legal counsel to the disinterested Trustees was present at the meetings and advised the Trustees. At the December meeting, the Trustees unanimously approved the proposed Amended Advisory Agreements and voted to submit them to shareholders for their approval.

If approved by shareholders of a Fund, the Amended Advisory Agreement will become effective as to that Fund as of April 1, 2006 or the business day following approval if later than April 1, 2006. Each Amended Advisory Agreement will continue in effect until June 30, 2006, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, unless such Amended Advisory Agreement has been terminated by the Trustees or Fund shareholders or

Schroders shall have provided the applicable Fund at least 60 days prior written notice that it does not desire such continuance. If shareholders of a Fund do not approve the proposed Amended Advisory Agreement for that Fund, the Advisory Agreement as currently in effect will continue, subject to the continuation and termination provisions referred to above. It is possible that the Trustees will, in the future without shareholder action, determine nonetheless to include administrative services among those services Schroders is required to provide under the Advisory Agreement for the U.S. Opportunities Fund and the International Fund, for a combined fee equal to the aggregate of the Funds’ advisory and administrative fees then in effect.

Required Vote:    Approval of each of Proposal I.A, Proposal I.B, and Proposal I.C requires the affirmative vote of ‘‘majority of the outstanding voting securities’’ (as defined in the 1940 Act) of the Fund in question, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund in question or (ii) 67% or more of the shares of the Fund in question present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL I.A:	APPROVAL OF AMENDED ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE U.S. OPPORTUNITIES FUND, AND SCHRODERS.

Fees. The U.S. Opportunities Fund currently pays a fee under its Advisory Agreement, computed each business day and paid monthly, equal to a percentage of the average daily net assets of the Fund. This percentage is determined by a formula based solely on the assets of the Fund, with provision for reductions of the management fee rate as the assets of the Fund grow, referred to herein as ‘‘breakpoints.’’ The following table sets out the current management fee rates and the proposed management fee rate under the Amended Advisory Agreement:

Asset Level	Rate Based on Average Daily Net Assets
Current fee*:
Up to $100 million	0.75%
Next $150 million	0.65%
Amounts in excess of $250 million	0.60%
Proposed fee:
All assets	1.00%

*	Includes administrative services fees paid to Schroder Fund Advisors at the annual rate of 0.25% of the Fund’s average daily net assets.

In order to limit the U.S. Opportunities Fund’s expenses, Schroders has currently agreed to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until February 28, 2006 to the extent the total operating expenses of the Fund exceed the annual rate of 2.00% (based on the average daily net assets of the Fund). Schroders has agreed that, if the Amended Advisory Agreement is approved by shareholders, it will reduce its compensation (and, if necessary, to pay certain other Fund expenses) through February 28, 2007 to the extent the total operating expenses of the Fund exceed the annual rate of 1.70% (based on the average daily net assets of the Fund).

In the fiscal year ended October 31, 2005, the aggregate investment advisory and administrative services fees paid by the Fund amounted to approximately $870,711, which was equivalent to an annual rate of 0.73% of the Fund's average daily net assets for that year. $573,563 of this fee was payable to Schroders and $297,148 was payable to Schroder Fund Advisors. If the proposed Amended Advisory Agreement had been in effect throughout the fiscal year ended October 31, 2005, the management fee for that year would instead have amounted to $1,189,007, which would have been equivalent to an annual rate of 1.00% of the Fund’s average daily net assets of approximately $118,900,675. This would have represented an increase of 0.37% over the actual management fee of $870,711. The Fund has experienced a substantial increase in assets since October 31, 2005, and fees payable at current asset levels would be proportionally higher.

The Fund did not pay any fees to other affiliates of Schroders or other affiliates of those affiliates during the fiscal year ended October 31, 2005. The advisory fee rate for the U.S. Opportunities Fund has not been changed since [        ]. The Advisory Agreement, originally dated January 9, 1996 and amended and restated on September 15, 1999, was last submitted to a vote of the shareholders of the Fund on [ ], for the purpose of [  ]. The Advisory Agreement was last re-approved by the Board on May 10, 2005. In May, the Trustees considered and approved an increase in the advisory fees paid by the Fund to the same level, but with proposed breakpoints. After that approval, Schroders notified the Trustees that it intended to implement the initiative described in this proxy statement, and the proposed increase was not presented to shareholders for approval. The Advisory Agreement was continued in effect at the lower rate, without any fee changes.

The following table shows, for the Fund's fiscal year ended October 31, 2005 (a) the actual operating expenses of the Fund as a percentage of average net assets and (b) pro forma operating expenses assuming the proposed Amended Advisory Agreement had been in effect throughout the period.

	For the Year Ended October 31, 2005
	Actual		Pro Forma
Management Fees(1)	0.73%		1.00%
Distribution and/or Service (12b-1) Fees	Non	e	Non	e
Other Expenses	0.40%		0.40%
Total Annual Fund Operating Expenses	1.13%		1.40%
Less: Fee Waiver and/or Expense Limitation(2)	(0.00%)		(0.00%)
Net Expenses(2)	1.13%		1.40%

(1)	Management fees for the Fund include all fees payable to Schroders and its affiliates for investment advisory and fund administration services. The Fund also pays sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under ‘‘Other Expenses.’’

(2)	The Net Expenses shown for the Fund reflect the effect of a contractually imposed Fee Waiver and/or Expense Limitation. Under the Fee Waiver and/or Expense Limitation currently in effect through February 28, 2006, in order to limit the Fund’s expenses, Schroders is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) to the extent the total operating expenses of the Fund exceed the annual rate of 2.00% (based on the average daily net assets of the Fund). Schroders has agreed that if the proposed fee increase is approved by shareholders, it will agree to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until February 28, 2007 to the extent the total operating expenses of the Fund exceed the annual rate of 1.70% (based on the average daily net assets of the Fund).

Examples. The following examples are intended to help you compare the expenses of an investment in the Fund at the current investment advisory fee rate with the expenses of an investment in the Fund if the proposed Amended Advisory Agreement is adopted. The examples are calculated based on the Fund’s net asset value as of October 31, 2005.

The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses for each year are the same as the Fund’s Total Annual Fund Operating Expenses shown above (except that expenses are assumed to be the same as the Fund’s Net Expenses for the first year, if different):

	1 Year	3 Years	5 Years	10 Years
Year Ended October 31, 2005
Existing Fee	$115	$359	$622	$1,375
Proposed Fee – Pro Forma	$143	$443	$766	$1,680

The purpose of these examples and the tables is to assist investors in understanding the effect of the proposed fee increase on the various costs and expenses of investing in shares of the Fund. THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

Factors Considered by the Trustees.     The Trustees considered that the investment performance of the Fund had historically been generally quite favorable and that the management fee currently paid by the Fund to Schroders (not including the administrative fee paid to Schroder Fund Advisors) is lower than that paid by many other mutual funds with less favorable performance. They also noted that, although the combined management and administrative fees currently paid by the Fund are about average for comparable mutual funds, the proposed increase would cause the Fund to pay combined management and administrative fees at a rate higher than the median for comparable mutual funds but within the range of fees paid by other comparable funds. The Trustees also considered that, especially in light of the recent growth in the size of the Fund, the Fund’s total expense ratio after implementation of the proposed increase would likely be in line with the expense ratios of other comparable mutual funds.

The Trustees noted that small capitalization investing generally requires commitment of substantial portfolio management and research and analytical resources, and they considered representations by Schroders as to the financial resources it had committed to management of the Fund. They noted in addition that the Fund had experienced substantial growth in its asset base, and that the need for investment resources may in fact grow as the Fund grows, since the larger pool of assets may require Schroders to analyze and research more investment opportunities for the Fund. The Trustees also considered that, because of the small size of the companies in the Fund’s investment universe and the resulting limited liquidity of many of their stocks, Schroders believes that its capacity to manage assets in this discipline is limited. They recognized that Schroders was making available to the Fund a substantial amount of that capacity.

The Trustees noted that Schroders had agreed to waive its investment advisory fees and reimburse the Fund for certain expenses until February 28, 2007 to the extent the total annual operating expenses of the Fund exceed 1.70% of the Fund's average daily net assets.

Portfolio Performance. The Trustees considered the performance of the Fund as compared to the performance of other mutual funds with comparable objectives and to certain securities indices. The Trustees also considered the nature, extent and quality of the investment advice rendered by Schroders as well as the backgrounds of the portfolio managers and other executive personnel of Schroders.

Schroders furnished information to the Trustees compiled by Lipper Inc., a Reuters company ("Lipper"), an independent organization with respect to the performance of the Fund. The following table shows the Fund's average annual total return performance as compared to the annualized total return performances of (1) the Performance Universe Average, and (2) the Lipper Index (each of which is described below) for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, which were presented to the Trustees. The annualized total return performance of the Russell 2000 Index (described below) for these periods is also set forth in the following table:

	1 Year	3 Years	5 Years	10 Years
Schroder U.S. Opportunities Fund	18.56%	23.88%	10.43%	13.85%
Performance Universe Average	18.86%	23.28%	8.44%	10.76%
Lipper Small-Cap Core Index	17.89%	23.13%	7.90%	10.91%
Russell 2000 Index	17.95%	24.12%	6.45%	9.37%

Source: Lipper

The Performance Universe comprises all funds determined by Lipper to be within the same investment classification/objective as the Fund and is created to expand a performance group and provide a broader view of performance within the investment classification/objective. The Performance Universe used to calculate the averages set out in the table above consists of the Fund and all retail and institutional small-cap core funds regardless of asset size or primary channel of distribution. The Lipper Index for a given investment classification/objective consists of the largest ten or 30 funds in that classification. Each index is calculated daily with adjustments for dividends and capital gains. The classification/objective for the Lipper Index quoted above consists of the Fund and a representative class or fund from each portfolio in the retail small-cap core classification, excluding some outliers. The Russell 2000 Index is a capitalization weighted, broad-based index of 2000 small capitalization U.S. companies.

The Trustees also considered that the Fund had received a five-star rating from the Morningstar organization for its 5- and 10-year performance and overall.

The Trustees concluded on the basis of the information presented that the portfolio management team for the Fund was well qualified to manage the Fund and that Schroders had provided favorable relative performance to the Fund for a sustained period of time.

Comparison of Fees and Expenses. The Trustees considered information from Lipper comparing the proposed management fee (including the administrative fee) and the total expense ratio of the Fund to other small-cap core funds, as classified by Lipper. Notwithstanding that under the proposal the Fund's management fee and operating expense ratios would increase, the Trustees believe that the management fee and expense ratios would be generally within the range of fees paid by other comparable funds. Based upon the data reported by Lipper, the Fund's combined management and administrative fee rate under the proposed Amended Advisory Agreement of 1.10% (including the sub-administrative fee of 0.10% paid to the Fund’s sub-administrator) was above the average management fee rate of 0.977% for small-cap core funds with assets of $63.2 million to $182.7 million, but was lower than the fee paid by certain other funds in this classification. The Trustees concluded that although the proposed increase could cause the Fund to pay combined management and administrative fees above the average of funds in its peer group, the combined management and administrative fees would be within the range of fees paid by comparable funds.

The Trustees considered the following information provided by Schroders as to the fees charged by Schroders to clients other than the Fund with similar investment objectives and investment strategies as the Fund, including funds (not registered under the 1940 Act) offered outside of the United States and mutual funds for which Schroders serves as sub-adviser.

Type of Account	Investment Advisory Fee Rate
Separate Accounts	1.00%
Offshore Pools	Ranging from 1.00% to 1.50% across all classes and pools
Wells Fargo Small Cap Opportunity Fund(1)	Up to $275 million – 0.50% Over $275 million – 0.45%

(1)	An investment company registered under the 1940 Act for which Schroders serves as a sub-adviser. As of October 31, 2005, it had a net asset value of $705,217,620. The Wells Fargo Small Cap Opportunity Fund is not currently open to new investors.

The Trustees noted that the fees in the table above for offshore pools do not include fees for administrative services, and that in most cases the proposed combined advisory/administrative fee for the Fund was equal to or less than the fees charged to those other accounts for advisory services. The Trustees considered that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to other accounts. In addition, they considered that there is substantially greater legal and other risk to Schroders in managing public mutual funds than in managing private accounts, even though the fees are the same. In addition, management of the Fund requires the use of resources necessary to conduct daily valuation to satisfy liquidity requirements, which is not the case with respect to all institutional separate account clients. The Trustees also considered that Schroders had been managing certain of the separate accounts for a substantial period of time, and that the fee rates were implemented at a time when the fee for this investment discipline was generally lower. The Trustees also considered that the services and resources required by Schroders when it sub-advises mutual funds are generally substantially less than those required with respect to the Fund, since many of the compliance and regulatory responsibilities are retained by the primary adviser in such circumstances.

The Trustees also considered Schroders’ statement that it does not intend to seek an increase in the management fees of the Fund during the next five years, unless there is a material change in circumstances.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Schroders’ investment management activities and its financial condition based on financial information from 2004 and 2003. This information was provided to the Trustees earlier in the year in connection with their consideration of the most recent renewal of the Advisory Agreement. The Trustees noted that, based on the information provided by Schroders, it appeared that Schroders had realized a small amount of net profit from the Fund in 2004 and had incurred a net loss with respect to the Fund in 2003 and in prior years. The Trustees considered that the data showed that Schroders anticipated that it would earn a substantial profit with respect to the Fund (which would be increased in future periods if the proposed fee increase was approved by shareholders), but the Trustees did not consider that profit excessive or unreasonable in light of the investment Schroders had made in the past years in sponsoring the Fund, the size and historical investment performance of the Fund, and the quality of service provided by Schroders to the Fund.

The Trustees concluded that a portion of the increase in revenues resulting from the proposed increase in management fees would be spent on additional costs incurred by Schroders in connection with the management of the Fund. The Trustees concluded that the level of profitability Schroders expected to realize did not appear unreasonable in light of the size and historical investment performance of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grows. They considered that, for reasons noted above, the small capitalization investment style does not necessarily benefit readily from economies of scale because of the limited ability to increase the size of the Fund's investments in certain portfolio holdings. Instead, larger funds in this style must often generate and monitor a greater number of potential and actual investments, requiring Schroders to increase investment resources dedicated to those funds. The Trustees considered that Schroders recently hired a product manager with considerable experience relating to small- and mid-cap equity investing and a new analyst who would spend most of his time reviewing small-cap companies, and that Schroders was considering additional hires.

Trustees’ Recommendation:    The Trustees recommend that shareholders of the U.S. Opportunities Fund vote FOR Proposal I.A.

PROPOSAL I.B:	APPROVAL OF THE AMENDED ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE INTERNATIONAL FUND, AND SCHRODERS.

Fees. The International Fund currently pays a fee, computed each business day and paid monthly, equal to a percentage of the average daily net assets of the Fund. This percentage is determined by a formula based solely on the assets of the Fund, with provision for reductions of the management fee rate as the assets of the Fund grow, referred to herein as ‘‘breakpoints.’’ The following table sets out the current management fee rates and the proposed management fee rate under the proposed Amended Advisory Agreement:

Asset Level	Rate Based on Average Daily Net Assets
Current fee*:
Up to $100 million	0.725%
Next $150 million	0.625%
Amounts in excess of $250 million	0.575%
Proposed fee:
All assets	0.975%

*	Includes administrative services fees paid to Schroder Fund Advisors at the annual rate of 0.225% of the Fund’s average daily net assets.

In order to limit the Fund’s expenses, Schroders has currently agreed to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until February 28, 2006 to the extent the total operating expenses of the Fund exceed the annual rate of 1.25% (based on the average daily net assets of the Fund). In addition, Schroders has separately contractually agreed to waive the advisory fees paid to it by the Fund through February 28, 2006 to the extent the advisory fees exceed 0.45% of the Fund's average daily net assets. Schroders has agreed that, if the proposed Amended Advisory Agreement is approved by shareholders, it will reduce its compensation (and, if necessary, to pay certain other Fund expenses) through February 28, 2007 to the extent the total operating expenses of the Fund exceed the annual rate of 1.25% (based on the average daily net assets of the Fund).

In the fiscal year ended October 31, 2005, the aggregate investment advisory and administrative services fees paid by the Fund amounted to approximately $42,511, which was equivalent to an annual rate of 0.725% of the Fund's average daily net assets for that year. $29,318 of this fee was payable to Schroders and $13,193 was payable to Schroder Fund Advisors. In the fiscal year ended October 31, 2005, Schroders paid approximately $7,330 to Schroder Investment Management North America Limited ("SIMNA Ltd."), sub-adviser of the Fund. The Fund did not pay a sub-adviser fee directly to SIMNA Ltd. If the proposed Amended Advisory Agreement had been in effect throughout the fiscal year ended October 31, 2005, the management fee for that year would have amounted to $57,190, which would have been equivalent to an annual rate of 0.975% of the Fund’s average daily net assets of approximately $5,866,202. This would have represented an increase of 0.35% over the actual management fee (including administrative fees) of $42,511.

The Fund did not pay any fees to other affiliates of Schroders or other affiliates of those affiliates during the fiscal year ended October 31, 2005. The advisory fee rate for the Fund has not been changed since [        ]. The Advisory Agreement, originally dated January 9, 1996 and amended and restated on September 15, 1999, was last submitted to a vote of the shareholders of the Fund on [ ], for the purpose of [  ]. The Advisory Agreement was last re-approved by the Board on May 10, 2005.

The following table shows, for the Fund's fiscal year ended October 31, 2005 (a) the actual operating expenses of the Fund as a percentage of average net assets and (b) pro forma operating expenses assuming the proposed Amended Advisory Agreement had been in effect throughout the period.

	For the Year Ended October 31, 2005
	Actual	Pro Forma
Management Fees(1)	0.725%	0.975%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	3.152%	3.152%
Total Annual Fund Operating Expenses	3.877%	4.127%
Less: Fee Waiver and/or Expense Limitation(2)	(2.627%)	(2.877%)
Net Expenses(2)	1.25%	1.25%

(1)	Management fees for the Fund include all fees payable to Schroders and its affiliates for investment advisory and fund administration services. The Fund also pays sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under ‘‘Other Expenses.’’

(2)	The Net Expenses shown for the Fund reflect the effect of a contractually imposed Fee Waiver and/or Expense Limitation. Under the Fee Waiver and/or Expense Limitation currently in effect through February 28, 2006, in order to limit the Fund’s expenses, Schroders is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) to the extent the total operating expenses of the Fund exceed the annual rate of 1.25% (based on the average daily net assets of the Fund). In addition, Schroders has separately contractually agreed to waive the advisory fees paid to it by the Fund through February 28, 2006 to the extent the advisory fees exceed 0.45% of the Fund's average daily net assets. Schroders has agreed that if the proposed fee increase is approved by shareholders, it will agree to extend that fee waiver to February 28, 2007.

Examples. The following examples are intended to help you compare the expenses of an investment in the Fund at the current investment advisory fee rate with the expenses of an investment in the Fund if the proposed Amended Advisory Agreement is adopted. The examples are calculated based on the Fund’s net asset value as of October 31, 2005.

The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses for each year are the same as the Fund’s Total Annual Fund Operating Expenses shown above (except that expenses are assumed to be the same as the Fund’s Net Expenses for the first year):

	1 Year	3 Years	5 Years	10 Years
Year Ended October 31, 2005
Existing Fee	$127	$941	$1,773	$3,936
Proposed Fee – Pro Forma	$127	$991	$1,870	$4,136

The purpose of these examples and the tables is to assist investors in understanding the effect of the proposed fee increase on the various costs and expenses of investing in shares of the Fund. THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

Factors Considered by the Trustees. The Trustees considered that the International Fund had been organized a substantial period of time before, and that the advisory fee set for the Fund at that time, and under those circumstances, is below that charged today by many managers of comparable mutual funds investing internationally. They noted that international investing is generally a relatively expensive investment management undertaking, and that Schroders had made and was making a significant commitment to the Fund by hiring a new management team for the Fund with substantial experience managing international products. They noted that the Fund’s portfolio management team generally focuses the Fund’s investments in a relatively limited number of positions based on intensive research efforts by Schroders and its affiliates, requiring a substantial continuing financial commitment by Schroders to the research process. The Trustees also considered that, because of the relatively small number of companies typically comprising the Fund’s portfolio, Schroders believes that its capacity to manage assets in this discipline is limited. They recognized that Schroders was proposing to make available to the Fund a substantial amount of that capacity. Schroders noted that a number of clients of Schroders and its affiliates in the same investment discipline currently pay fees at higher rates than those paid by the Fund. Schroders said that the proposed fee increase was intended both to compensate Schroders for its financial commitment to the Fund and its investment strategy, and to bring the fees paid by the Fund more closely in line with the fees paid by other clients of Schroders and its affiliates.

Portfolio Performance. The Trustees considered the performance of the Fund as compared to the performance of other mutual funds with comparable objectives and to certain securities indices. The Trustees also considered the nature, extent, and quality of the investment advice rendered by Schroders as well as the backgrounds of the portfolio managers and other executive personnel of Schroders.

Schroders furnished information to the Trustees compiled by Lipper with respect to the performance of the Fund. The following table shows the Fund's average annual total return performance as compared to the annualized total return performances of (1) the Performance Universe Average, and (2) the Lipper International Large-Cap Core Index (each of which is described below) for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, which were presented to the Trustees. The annualized return performance of the the Morgan Stanley Capital International (MSCI) EAFE Index (described below) for these periods is also set forth in the following table:

	1 Year	3 Years	5 Years	10 Years
Schroder International Fund	26.09%	22.17%	0.91%	5.42%
Performance Universe Average	24.05%	20.52%	0.48%	5.86%
Lipper International Large-Cap Core Index	24.78%	21.93%	2.50%	7.73%
MSCI EAFE Index	25.79%	24.61%	3.16%	5.83%

Source: Lipper

The Performance Universe comprises all funds determined by Lipper to be within the same investment classification/objective as the Fund and is created to expand a performance group and provide a broader view of performance within the investment classification/objective. The Performance Universe used to calculate the averages set out in the table above consists of the Fund and all other retail and institutional international large-cap core funds, regardless of asset size or primary channel of distribution. The Lipper Index for a given investment classification/objective consists of the largest ten or 30 funds in that classification. Each index is calculated daily with adjustments for dividends and capital gains. The classification/objective for the Lipper Index quoted above consists of the Fund and a representative class or fund from each portfolio in the retail international core classification, excluding some outliers. The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

The Trustees noted that, although the Fund's long-term performance had been relatively unfavorable, Schroders had made a significant commitment toward improving performance, including hiring Virginie Maisonneuve as head of international equity investing and the leader of the portfolio management team with respect to the Fund. The current portfolio management team assumed responsibility for the Fund effective March 2005. They noted that the Fund’s investment performance had shown improvement during certain recent periods.

Comparison of Fees and Expenses. The Trustees considered information from Lipper comparing the proposed management fee (including the administrative fee) and the total expense ratio of the Fund to other international equity funds, as classified by Lipper. Notwithstanding that under the proposal the Fund's management fee and operating expense ratios would increase, the Trustees believe that the management fee and expense ratios would be generally within the range of fees paid by other comparable funds. Based upon the data reported by Lipper, the Fund's combined management and administrative fee rate under the proposed Amended Advisory Agreement of 1.075% (including the sub-administrative fee of 0.10% paid to the Fund’s sub-administrator) was slightly above the average management fee rate of 1.064% for international large-cap and multi-cap core funds with assets of $27.4 million to $186.2 million, but was lower than the fee paid by several other funds in this classification. The Trustees concluded that although the proposed increase could cause the Fund to pay combined management and administrative fees slightly above the average of funds in its peer group, the combined management and administrative fees would be within the range of fees paid by other comparable funds.

The Trustees considered the following information provided by Schroders as to the fees charged by Schroders to clients other than the Fund with similar investment objectives and investment strategies as the Fund, including funds offered outside of the United States and mutual funds for which Schroders serves as sub-adviser:

Type of Account	Investment Advisory Fee Rate
Separate Accounts	0.85% with certain breakpoints (minimum account size $25 million)

The Trustees considered that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to other accounts. In addition, they considered that there is substantially greater legal and other risk to Schroders in managing public mutual funds than in managing private accounts. In addition, management of the Fund requires the use of resources necessary to conduct daily valuation to satisfy liquidity requirements, which is not the case with respect to institutional separate account clients.

The Trustees also considered Schroders’ statement that it does not intend to seek an increase in the management fees of the Fund during the next five years, unless there is a material change in circumstances.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Schroders’ investment management activities and its financial condition based on financial information from 2004 and 2003. This information was provided to the Trustees earlier in the year in connection with their consideration of the most recent renewal of the Advisory Agreement. The Trustees noted that, based on the information provided by Schroders, it appeared that Schroders had incurred a net loss from the Fund in 2004 and 2003, and in prior years. The Trustees considered that Schroders had devoted substantial resources to the Fund while incurring a net loss, including hiring a new management team for the Fund. The Trustees considered that the investment style of the Fund, which focused on investing in a limited number of stocks, required Schroders to devote substantial resources toward research and analysis of potential investments.

The Trustees considered whether economies of scale would likely be realized as the Fund grows. They considered that the investment style of the Fund does not readily benefit from economies of scale because the Fund pursues an investment strategy of investing in a limited number of stocks requiring detailed research and analysis. Schroders noted that if the Fund were to increase in size, Schroders would either have to increase the Fund’s investment in these stocks, which might lead it to own a greater percentage of the issuer than it would want to hold, or, more likely, to devote substantial resources to researching additional stocks, potentially requiring Schroders to commit additional resources to portfolio management and analysis for the Fund.

Trustees’ Recommendation:    The Trustees recommend that shareholders of the International Fund vote FOR Proposal I.B.

PROPOSAL I.C:	APPROVAL OF AMENDED ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE U.S. LARGE CAP EQUITY FUND, AND SCHRODERS.

Fees. The U.S. Large Cap Equity Fund currently pays a fee, computed each business day and paid monthly, equal to a percentage of the average daily net assets of the Fund. This percentage is determined by a formula based solely on the assets of the Fund, with provision for a reduction of the management fee rate as the assets of the Fund grow, referred to herein as a ‘‘breakpoint.’’ The following table sets out the current management fee rates and the management fee rate under the proposed Amended Advisory Agreement:

Asset Level	Rate Based on Average Daily Net Assets
Current fee:
Up to $100 million	0.75%
Amounts in excess of $100 million	0.50%
Proposed fee:
All Assets	0.75%

In order to limit the Fund’s expenses, Schroders has currently agreed to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until February 28, 2006 to the extent the total operating expenses of the Fund exceed the annual rate of 2.00% (based on the average daily net assets of the Fund). Schroders has agreed that, if the elimination of the breakpoint is approved by shareholders, it will reduce its compensation (and, if necessary, to pay certain other Fund expenses) through February 28, 2007 to the extent the total operating expenses of the Fund exceed the annual rate of 1.25% (based on the average daily net assets of the Fund).

In the fiscal year ended October 31, 2005, the management fee payable by the Fund amounted to approximately $63,798, which was equivalent to an annual rate of 0.75% of the Fund's average daily net assets for that year. The Fund did not pay any fees to other affiliates of Schroders or other affiliates of those affiliates during the fiscal year ended October 31, 2005. If the proposed Amended Advisory Agreement had been in effect throughout the fiscal year ended October 31, 2005, the management fee for that year would have amounted to $63,798, which would have been equivalent to an annual rate of 0.75% of the Fund’s average daily net assets of approximately $8,511,659. This would have represented no increase over the actual management fee at current asset levels.

The advisory fee rate schedule for the Fund has not been changed since [        ]. The Advisory Agreement, originally dated January 9, 1996 and amended and restated on September 15, 1999, was last submitted to a vote of the shareholders of the Fund on [ ], for the purpose of [  ]. The Advisory Agreement was last re-approved by the Board on May 10, 2005.

The following table shows, for the Fund's fiscal year ended October 31, 2005 (a) the actual operating expenses of the Fund as a percentage of average net assets and (b) pro forma operating expenses assuming the proposed Amended Advisory Agreement had been in effect throughout the period.

	For the Year Ended October 31, 2005
	Actual	Pro Forma
Management Fees(1)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	2.07%	2.07%
Total Annual Fund Operating Expenses	2.82%	2.82%
Less: Fee Waiver and/or Expense Limitation(2)	(0.82%)	(1.57%)
Net Expenses(2)	2.00%	1.25%

(1)	Management fees for the Fund include all fees payable to Schroders for investment advisory services. The Fund also pays a sub-administrative fee directly to SEI Investments Global Fund Services and those fees are included under ‘‘Other Expenses.’’

(2)	The Net Expenses shown for the Fund reflect the effect of a contractually imposed Fee Waiver and/or Expense Limitation. Under the Fee Waiver and/or Expense Limitation currently in effect through February 28, 2006, in order to limit the Fund’s expenses, Schroders is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) to the extent the total operating expenses of the Fund exceed the annual rate of 2.00% (based on the average daily net assets of the Fund). Schroders has agreed that if the proposed fee increase is approved by shareholders, it will agree to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until February 28, 2007 to the extent the total operating expenses of the Fund exceed the annual rate of 1.25% (based on the average daily net assets of the Fund).

Examples. The following examples are intended to help you compare the expenses of an investment in the Fund at the current investment advisory fee rate with the expenses of an investment in the Fund if the proposed Amended Advisory Agreement is adopted. The examples are calculated based on the Fund’s net asset value as of October 31, 2005.

The examples assume that you invest $10,000 in Investor Shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses for each year are the same as the Fund’s Total Annual Fund Operating Expenses shown above (except that expenses are assumed to be the same as the Fund’s Net Expenses for the first year, if different):

	1 Year	3 Years	5 Years	10 Years
Year Ended October 31, 2005
Existing Fee	$203	$797	$1416	$3,088
Proposed Fee – Pro Forma	$127	$725	$1350	$3,034

The purpose of these examples and the tables is to assist investors in understanding the effect of the proposed fee increase on the various costs and expenses of investing in shares of the Fund. THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

Factors Considered by the Trustees. The Trustees considered that Schroders had made and was making a significant commitment to managing the Fund. They noted that, although the proposed management fee of 0.85% of the Fund's net assets (with no breakpoints, and including the sub-administrative fee of 0.10% paid to the Fund’s sub-administrator) was higher than the average fee of 0.662% paid by comparable funds, under the current fee schedule, the management fee paid by the

Fund with respect to assets over $100 million (0.60% of the Fund's net assets, including the sub-administrative fee of 0.10% paid to the Fund’s sub-administrator) was below average. Schroders noted that the fee charged by the Fund was below that generally charged by Schroders to many other clients in the same investment discipline, and said that it seeks to be compensated by the Fund at a level comparable to the compensation paid by its other clients for whom it provides advisory services in the same investment discipline. The Trustees noted that the Fund has relatively few assets and considered Schroders’ view that, because Schroders intends the Fund to serve as an important element in Schroders’ U.S. mutual fund group in the future, it is important to Schroders that the Fund’s management fees be in line with management fees paid by other comparable mutual funds and by other clients of Schroders and its affiliates in the same investment discipline.

The Trustees noted that Schroders had agreed to waive its investment advisory fees and reimburse the Fund for certain expenses until February 28, 2007 to the extent the total annual operating expenses of the Fund exceed 1.25% of the Fund’s average daily net assets.

Portfolio Performance. The Trustees considered the performance of the Fund as compared to the performance of other mutual funds with comparable objectives and to appropriate securities indices. The Trustees considered the nature, extent and quality of the investment advice rendered by Schroders as well as the backgrounds of the portfolio managers and other executive personnel of Schroders.

Schroders furnished information to the Trustees compiled by Lipper with respect to the performance of the Fund. The following table shows the Fund's average annual total return performance as compared to the annualized total return performances of (1) the Performance Universe Average, and (2) the Lipper Large-Cap Core Index (each of which is described below) for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, which were presented to the Trustees. The annualized total return performance of the S&P 500 Index (described below) for the same periods is also set forth in the following table:

	1 Year	3 Years	5 Years	10 Years
Schroder U.S. Large Cap Equity Fund	13.94%	18.81%	–3.49%	7.81%
Performance Universe Average	11.58%	14.30%	–2.85%	7.81%
Lipper Large-Cap Core Index	11.47%	13.99%	–2.75%	8.08%
S&P 500 Index	12.25%	16.72%	–1.49%	9.49%

Source: Lipper

The Performance Universe comprises all funds determined by Lipper to be within the same investment classification/objective as the Fund and is created to expand a performance group and provide a broader view of performance within the investment classification/objective. The Performance Universe used to calculate the averages set out in the table above consists of the Fund and all retail and institutional large-cap core funds regardless of asset size or primary channel of distribution. The Lipper Index for a given investment classification/objective consists of the largest ten or 30 funds in that classification. Each index is calculated daily with adjustments for dividends and capital gains. The classification/objective for the Lipper Index quoted above consists of the Fund and a representative class or fund from each portfolio in the retail large-cap core classification, excluding some outliers. The S&P 500 Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

The Trustees noted that the Fund had achieved favorable absolute and relative performance in recent periods. The Trustees concluded on the basis of the information presented that the portfolio management team for the Fund was well qualified to manage the Fund.

Comparison of Fees and Expenses. The Trustees considered information from Lipper comparing the proposed management fee and the total expense ratio of the Fund to other U.S. large-cap equity funds, as classified by Lipper. They considered that, although the proposed management fee of 0.85% of the Fund's net assets (with no breakpoints, and including the sub-administrative fee of 0.10% paid to the Fund's sub-administrator) was higher than the average fee of 0.662% paid by comparable funds, under the current fee schedule, the management fee paid by the Fund with respect to assets over $100 million (0.60% of the Fund's net assets, including the sub-administrative fee of 0.10% paid to the Fund's sub-administrator) was below average. Notwithstanding that under the proposal the Fund's management fee for assets over $100 million and operating expense ratios would increase, the Trustees concluded that the management fee and expense ratios would be generally within the range of fees paid by other comparable funds.

The Trustees considered the following information provided by Schroders as to the fees charged by Schroders to clients other than the Fund with similar investment objectives and investment strategies, including funds offered outside of the United States:

Type of Account	Investment Advisory Fee Rate
Separate Accounts	0.20% to 0.75%
Offshore Pool	Ranging from 0.75% to 1.25% across different classes

The Trustees considered that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to other accounts. In addition, they considered that there is substantially greater legal and other risk to Schroders in managing public mutual funds than in managing private accounts. In addition, management of the Fund requires the use of resources necessary to conduct daily valuation to satisfy liquidity requirements, which is not the case with respect to institutional separate account clients.

The Trustees also considered that Schroders has told the Trustees that it does not intend to seek an increase in the management fees of the Fund during the next five years, unless there is a material change in circumstances.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Schroders’ investment management activities and its financial condition based on financial information from 2004 and 2003. This information was provided to the Trustees earlier in the year in connection with their consideration of the most recent renewal of the Advisory Agreement. The Trustees noted that, based on the information provided by Schroders, it appeared that Schroders had incurred a net loss from the Fund in 2004, 2003, and prior years.

The Trustees considered whether economies of scale would likely be realized as the Fund grows. They concluded that, at current asset levels and expense rates, the Fund would not likely be especially profitable to Schroders for a substantial period of time, even after giving effect to the proposed fee increase, and that fee breakpoints were not necessary at this time to capture for the Fund the benefit of economies of scale.

Trustees’ Recommendation:    The Trustees recommend that shareholders of the U.S. Large Cap Equity Fund vote FOR Proposal I.C.

PROPOSAL II: ELECTION OF TRUSTEES OF THE TRUST.

Persons named in the accompanying proxy card intend in the absence of contrary instructions to vote all proxies for the approval of the Trustees listed below:

Interested Trustee
Peter L. Clark

Disinterested Trustees
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
James D. Vaughn

These nominees will serve until their successors are elected and qualified. Each of the persons named above has consented to be named in this proxy statement and to serve as a Trustee if approved. The approval of each Trustee will require the affirmative vote of a majority of the votes cast at the Funds’ Meeting. For this purpose, abstentions will not be counted as votes cast at the Meeting. The Trustees have no reason to believe that any of the persons named above will become unavailable to serve as a Trustee, but if that should occur before the Meeting, proxy cards will be voted for such persons as the Trustees may recommend.

Information Concerning Trustees and Nominees

The following table sets forth information concerning the current Trustees, each of which is a nominee for Trustee.

The following table sets forth certain information concerning Trustees who are not ‘‘interested persons’’ (as defined in the 1940 Act) of the Trust (each, a ‘‘Disinterested Trustee’’).

Name, Age and Address of Disinterested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of the Schroders Fund Complex
David N. Dinkins, 77 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 1994	Trustee of the Trust and Schroder Series Trust; Professor, Columbia School of International and Public Affairs.	7	None
Peter E. Guernsey, 84 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 1975	Trustee of the Trust and Schroder Series Trust. Retired. Formerly, Senior Vice President, Marsh & McLennan, Inc. (insurance services).	7	None
John I. Howell, 88 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 1975	Trustee and Lead Disinterested Trustee of the Trust, Schroder Series Trust and Schroder Global Series Trust; Private Consultant, Indian Rock Corporation (individual accounting).	8	American Life Assurance Co. of New York; United States Life Assurance Co. of the City of New York; First SunAmerica Life Insurance Co.
Peter S. Knight, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 1993	Trustee of the Trust, Schroder Series Trust and Schroder Global Series Trust; Director, Schroder Japanese Long/Short Fund; Director, Schroder Credit Renaissance Fund, LP; Director, Schroder Alternative Strategies Fund; Director, Schroder Emerging Markets Debt Opportunity Fund; President, Generation Investment Management U.S. Formerly: Managing Director, MetWest Financial (financial services); President, Sage Venture Partners (investing); Partner, Wunder, Knight, Forcsey & DeVierno (law firm).	8	Medicis; PAR Pharmaceuticals; Entremed.
William L. Means, 69 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 1997	Trustee of the Trust and Schroder Series Trust. Retired.	7	None
Clarence F. Michalis, 84 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 1969	Trustee of the Trust, Schroder Series Trust and Schroder Global Series Trust. Retired. Formerly, Chairman of the Board of Directors, Josiah Macy, Jr., Foundation.	8	None
Hermann C. Schwab, 86 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 1969	Trustee of the Trust and Schroder Series Trust. Retired. Formerly, consultant to Schroder Capital Management International, Inc.	7	None
James D. Vaughn, 60 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 2003	Trustee and Chairman of the Audit Committee of the Trust, Schroder Series Trust and Schroder Global Series Trust. Retired. Formerly, Managing Partner, Deloitte & Touche USA, LLP-Denver.	8	None

The following table sets forth certain information concerning Trustees who are ‘‘interested persons’’ (as defined in the 1940 Act) of the Trust.

Name, Age and Address of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of the Schroders Fund Complex
Peter L. Clark, 41* 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite Since 2003	Trustee and Chairman of the Trust and Schroder Series Trust; Director and Chief Executive Officer, Schroders. Formerly, Managing Director and Head of Emerging Markets, JP Morgan/JP Morgan Investment Management; Vice President and Head of Proprietary Trading, JP Morgan.	7	None

*	Mr. Clark is an ‘‘interested person’’ due to his status as an officer and employee of Schroders and its affiliates.

Based on the information furnished by each Trustee as of December 31, 2004, neither any Trustee nor any immediate family member of any Trustee owned any securities of the investment manager or investment adviser, or any of their respective affiliates, of the Fund as of such date.

The Board of Trustees held four meetings during its fiscal year ended October 31, 2005. Each current Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board of Trustees and each current Trustee attended at least seventy-five percent of the aggregate number of meetings of any Committee of which he was a member. For annual or special stockholder meetings, Trustees may but are not required to attend the meetings.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which is responsible for reviewing financial and accounting matters. The members of the Trust’s Audit Committee are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, as may be modified or supplemented. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

The Board of Trustees has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating Committee identifies individuals qualified to serve as Disinterested Trustees and on committees of the Board and recommends such qualified individuals for nomination by the Disinterested Trustees as candidates for election as Disinterested Trustees, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board of Trustees and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Nominating Committee as candidates for nomination as Disinterested Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Funds, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. All of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means, Michalis,

Schwab and Vaughn) serve as a Nominating Committee of the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005. The Nominating Committee does not have a charter.

Officers of the Trust

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of organizations that provide services to the Fund.

Name, Age and Address of Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter L. Clark, 41 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite Since 2003	Trustee and Chairman, Schroder Series Trust; Director and Chief Executive Officer, Schroders. Formerly, Managing Director and Head of Emerging Markets, JP Morgan/JP Morgan Investment Management; Vice President and Head of Proprietary Trading, JP Morgan.
Mark A. Hemenetz, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer, Director and Executive Vice President, Schroders; Chairman and Director, Schroder Fund Advisors; President and Principal Executive Officer, Schroder Series Trust and Schroder Global Series Trust. Formerly, Executive Vice President and Director of Investment Management, Bank of New York.
Alan M. Mandel, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Chief Financial Officer	Indefinite Since 1998	First Vice President, Schroders; Chief Operating Officer, Treasurer and Director, Schroder Fund Advisors; Treasurer and Chief Financial Officer, Schroder Global Series Trust and Schroder Series Trust.
Carin F. Muhlbaum, 43 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President and Secretary	Indefinite Vice President since 1998; Secretary since 2001	Senior Vice President, General Counsel, and Chief Administrative Officer, Schroders; Director, Senior Vice President, Secretary and General Counsel, Schroder Fund Advisors; Vice President and Clerk, Schroder Global Series Trust and Schroder Series Trust.
Stephen M. DeTore, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Senior Vice President and Chief Compliance Officer, Schroders; Chief Compliance Officer, Schroder Series Trust Funds (Delaware) and Schroder Global Series Trust. Formerly, Deputy General Counsel, Gabelli Asset Management, Inc.; Associate General Counsel, Gabelli Asset Management, Inc.; Assistant Director, Office of Examination Support, U.S. Securities and Exchange Commission.
Angel Lanier, 43 875 Third Avenue, 22nd Flr. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Assistant Vice President, Schroders; Assistant Vice President, Schroder Fund Advisors; Assistant Secretary of Schroder Series Trust and Schroder Global Series Trust. Formerly, Associate, Schroders.

Transactions with and Remuneration of Officers and Trustees

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors, and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth information regarding compensation received by Disinterested Trustees from the Trust and from the ‘‘Fund Complex’’ for the fiscal year ended October 31, 2005. In each case, the Disinterested Trustees receive no pension or retirement benefits. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates):

Name of Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees*
David N. Dinkins	$7,465	$20,080
Peter E. Guernsey	$7,465	$20,080
John I. Howell	$3,184	$20,080
Peter S. Knight	$2,924	$17,750
William L. Means	$7,435	$20,000
Clarence F. Michalis	$3,184	$20,080
Hermann C. Schwab	$7,465	$20,080
James D. Vaughn	$3,155	$20,000

*	The Total Compensation shown in this column for each Trustee includes compensation for services as Trustee of the Trust, Schroder Series Trust and Schroder Global Series Trust. The Trust, Schroder Series Trust and Schroder Global Series Trust are considered part of the same ‘‘Fund Complex’’ for these purposes.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any interested Trustees with affiliated persons or principal underwriters of the Trust:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trust
Peter L. Clark	Trustee and Chairman of the Trust and Schroder Series Trust; Director and Chief Executive Officer, Schroders. Formerly, Managing Director and Head of Emerging Markets, JP Morgan/JP Morgan Investment Management; Vice President and Head of Proprietary Trading, JP Morgan.
Mark A. Hemenetz	President of the Trust, Schroder Global Series Trust and Schroder Series Trust; Chief Operating Officer, Director and Executive Vice President, Schroders; Chairman and Director, Schroder Fund Advisors.
Alan M. Mandel	First Vice President, Schroders; Chief Operating Officer, Treasurer and Director, Schroder Fund Advisors; Treasurer and Chief Financial Officer, the Trust, Schroder Global Series Trust, and Schroder Series Trust.
Carin F. Muhlbaum	Senior Vice President, General Counsel, and Chief Administrative Officer, Schroders; Director, Senior Vice President, Secretary and General Counsel, Schroder Fund Advisors; Vice President and Secretary/Clerk, Schroder Global Series Trust, Schroder Series Trust and the Trust.
Stephen M. DeTore	Senior Vice President and Chief Compliance Officer, Schroders; Chief Compliance Officer, Schroder Global Series Trust, Schroder Series Trust and the Trust.
Angel Lanier	Assistant Vice President, Schroders; Assistant Vice President, Schroder Fund Advisors; Assistant Secretary/Clerk, Schroder Global Series Trust, Schroder Series Trust and the Trust.

Except for the positions held by the officers and the interested Trustee of the Trust described in the foregoing table, no Trustee or officer of the Trust owns any securities issued by Schroders or any other material direct or indirect interest in Schroders or any other person controlling, controlled by or under common control with Schroders.

In addition, no Trustee of the Fund has a material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which the adviser of the Fund, any parent or subsidiary of the adviser, or any subsidiary of the parent of such entities was or is to be a party.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of September 1, 2005:

Name of Trustee	Fund	Dollar Range of Equity Securities in Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
		Ranges: None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000	Ranges: None $1-$10,000 $10,001-$50,000 $50,001-$100,000 Over $100,000
Disinterested Trustees
David N. Dinkins			None
	International	None
	U.S. Large Cap Equity	None
	U.S. Opportunities	None

Peter E. Guernsey			None
	International	None
	U.S. Large Cap Equity	None
	U.S. Opportunities	None

John I. Howell			$10,001-$50,000
	International	$10,001-$50,000
	U.S. Large Cap Equity	None
	U.S. Opportunities	None

Peter S. Knight			None
	International	None
	U.S. Large Cap Equity	None
	U.S. Opportunities	None

William L. Means			$1-$10,000
	International	None
	U.S. Large Cap Equity	None
	U.S. Opportunities	$1-$10,000

Clarence F. Michalis			Over $100,000
	International	None
	U.S. Large Cap Equity	None
	U.S. Opportunities	Over $100,000

Hermann C. Schwab			None
	International	None
	U.S. Large Cap Equity	None
	U.S. Opportunities	None

James D. Vaughn			Over $100,000
	International	None
	U.S. Large Cap Equity	None
	U.S. Opportunities	Over $100,000
Interested Trustees
Peter L. Clark			None
	International	None
	U.S. Large Cap Equity	None
	U.S. Opportunities	None

*	For these purposes, the Trust, Schroder Series Trust, and Schroder Global Series Trust are considered part of the same "Family of Investment Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of September 1, 2005:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
David N. Dinkins	N/A	N/A	N/A	N/A	N/A
Peter E. Guernsey	N/A	N/A	N/A	N/A	N/A
John I. Howell	N/A	N/A	N/A	N/A	N/A
Peter S. Knight	N/A	N/A	N/A	N/A	N/A
William L. Means	N/A	N/A	N/A	N/A	N/A
Clarence F. Michalis	N/A	N/A	N/A	N/A	N/A
Hermann C. Schwab	N/A	N/A	N/A	N/A	N/A
James D. Vaughn	N/A	N/A	N/A	N/A	N/A

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Trustees by addressing the communication directly to the Trustees (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Trustees (or individual Trustees) and by sending the communication to either the Fund's office or directly to such Trustees at the address specified for each Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Trustees will be reviewed and generally responded to by management, and will be forwarded to the Trustees only at management's discretion based on the matters contained therein.

Trustees’ Recommendation:    The Trustees recommend that shareholders of the Funds vote FOR Proposal II.

Required Vote:    Approval of Proposal II requires the affirmative vote of shareholders owning of record a plurality of the Funds’ shares voting at a meeting of shareholders.

III. MISCELLANEOUS

Share ownership information. To the knowledge of the Trust, as of September 1, 2005, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

To the knowledge of the Trust, as of October 31, 2005, no other person owned of record or beneficially more than 5% of the outstanding shares of any of the Funds, except as set forth below.

Record or Beneficial Owner	Fund	Number Of Shares Owned	Percentage of Outstanding Shares Owned
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	SCHRODER U.S. OPPORTUNITIES FUND	1,062,079.4410	14.90%

Record or Beneficial Owner	Fund	Number Of Shares Owned	Percentage of Outstanding Shares Owned
FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIC) AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1999	SCHRODER U.S. OPPORTUNITIES FUND	603,436.0160	8.46%
CHARLES SCHWAB & CO INC SPECIAL CUST AC FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	SCHRODER U.S. OPPORTUNITIES FUND	3,203,914.1630	44.94%
SCHRODER US HOLDINGS INC 22 CHURCH ST HAMILTON BERMUDA HM11	SCHRODER INTERNATIONAL FUND	590,580.4830	75.35%
SECURITY NOMINEES, INC 1 STATE STREET NEW YORK, NY 10004-1417	SCHRODER U.S. LARGE CAP EQUITY FUND	278,730.4200	14.30%
BROWN BROTHERS HARRIMAN & CO CUST FBO 5832258 REINVEST 525 WASHINGTON BLVD JERSEY CITY, NJ 07310-1692	SCHRODER U.S. LARGE CAP EQUITY FUND	361,540.0770	18.54%
SCHRODER & CO LIMITED FBO NON US CLIENTS 100 WOOD STREET LONDON EC2V 7ER UNITED KINGDOM	SCHRODER U.S. LARGE CAP EQUITY FUND	103,435.1880	5.31%

Quorum. One-third (33.33%) of the shares of a Fund, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposed Amended Advisory Agreement for that Fund, although approval of the proposal will require the vote of holders of a greater number of shares. One-third of the shares of the Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for purposes of voting for the election of Trustees.

Officers and directors of the adviser. The following people serve as principal executive officers and directors of Schroders:

Name	Position	Address	Principal Occupation
Peter L. Clark	Chief Executive Officer and Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Chief Executive Officer and Director, Schroders
Mark A. Hemenetz	Chief Operating Officer and Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Chief Operating Officer, Director, and Executive Vice President, Schroders
Roger Goodchild	Director	31 Gresham Street, London	Chief Financial Officer, Schroders; Responsible for Finance in the Investment Division of SIM Ltd.
Virginie Maisonneuve	Director	31 Gresham Street, London	Head of EAFE, Schroder Investment Management Limited
Alan Brown	Director	31 Gresham Street, London	Head of Investment, SIM Ltd.
Stephen M. DeTore	Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Chief Compliance Officer, Schroders

Principal shareholders of the adviser. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which is a wholly owned subsidiary of Schroder International Holdings Limited, which is a wholly owned subsidiary of Schroders Administration Limited, which is a wholly owned subsidiary of Schroder Holdings plc, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders’ and Schroder U.S. Holdings Inc.’s address is 875 Third Avenue, New York, New York. Schroder International Holdings Limited’s and Schroder Administration Limited’s address is 22 Church Street, Bermuda. Schroder Holdings plc’s and Schroders plc’s address is 31 Gresham Street, London.

Other business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy card(s).

Solicitation of proxies. In addition to the solicitation of proxies by mail, the Trustees of the Trust and employees of Schroders or its affiliates may solicit proxies in person, by telephone or over the internet. The Trust has retained the proxy communications and solicitation advisory firm of D.F. King & Co., Inc. (‘‘D.F. King’’), 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies. To make voting faster and more convenient for you, the Funds are offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed applicable proxy card(s). Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.

Ways To Vote:

• To vote on the Internet

1. Read the Proxy Statement.

2. Go to website specified on your proxy card.

3. Enter the control number on your proxy card.

4. Follow the instructions on the site.

• To vote by touch-tone telephone

1. Read the Proxy Statement.

2. Call the toll-free number specified on your proxy card.

3. Enter the control number on your proxy card.

4. Follow the recorded instructions.

• To vote by mail

1. Read the Proxy Statement.

2. Check the appropriate boxes on the proxy card.

3. Sign your name exactly as it appears on the proxy card.

4. Return the proxy card in the envelope provided.

In addition to voting by internet, touch-tone telephone or mail, you may give your voting instructions over the telephone by calling 1-866-868-2409. A representative of D.F. King will answer your call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, a portion of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received this proxy statement in the mail. If the information you provide matches the information provided to D.F. King by Schroders, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendations included in this proxy statement. D.F. King will record your instructions and send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly. You may receive a call from a representative of D.F. King if Schroders has not yet received your vote. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trust believes that those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions. You may also choose to attend the Meeting and vote your proxies in person.

However you choose to vote, it is important that you vote to save the expense of additional solicitations. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies will be borne by Schroders. The anticipated cost associated with the solicitation of proxies by D.F. King for the Proposals is $35,000.

Adjournment. In the event that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust’s Trust Instrument and Bylaws. The persons named as proxies will vote in favor of such adjournment, as to any proposal, all shares which those persons are entitled to vote in favor of the proposal. They will vote against any such adjournment, as to any proposal, all shares represented by proxies that vote against the proposal. The persons named as proxies will abstain from voting on adjournment, as to any proposal, all shares represented by proxies which abstain from voting on such proposal.

Tabulation of votes. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast ‘‘FOR’’ the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or ‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on a proposal to approve amendment of an advisory agreement. They will have no effect on the election of Trustees.

29

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. The Trust’s Trust Instrument does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2006. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

January  , 2006

30

Exhibit A

Form of U.S. Opportunities Fund and International Fund
Amended Investment Advisory Agreement

SCHRODER CAPITAL FUNDS (DELAWARE)

SECOND AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT

AGREEMENT,    made as of the 9th day of January, 1996, as amended and restated on the 15th day of September, 1999 and on this      day of                     , 2006, between Schroder Capital Funds (Delaware) (the "Trust") and Schroder Investment Management North America Inc. (the "Adviser") as follows:

1.    The Trust is an open-end management investment company which currently has multiple separate investment portfolios, the following two of which are subject to this agreement: Schroder U.S. Opportunities Fund and Schroder International Fund (each a "Fund" and collectively, the "Funds"). The Trust may offer one or more classes of shares of beneficial interest of each Fund to investors. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the Funds' Prospectuses in effect from time to time relating to the Fund included in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

2.    The Trust hereby appoints the Adviser to provide the investment advisory services specified in this agreement and the Adviser hereby accepts such appointment.

3.     (a)    The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this agreement.

(b)    In respect of the provision of investment advisory services, the Trust shall be responsible for all of its expenses and liabilities, including compensation of its trustees who are not affiliated persons (as defined in the 1940 Act) with the Adviser or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

4.     (a)    The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character.

The Adviser will determine the securities to be purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. The Adviser will determine what portion of the Funds' portfolios shall be invested in securities described by the policies of the Funds and what portion, if any, should be invested otherwise or held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. In making investment decisions, hereunder, it is understood that the Adviser will not use any inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

(b)    The Adviser also shall provide to the Trust's officers administrative assistance and office space, if required, in connection with the operation of the Trust and the Funds. The administrative assistance shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Administrator, to be necessary or useful to the administration of the Trust and the Funds.

(c)    As manager of the assets of the Funds, the Adviser shall make investments for the account of the Funds in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectuses, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. The Trust will promptly notify the Adviser in writing of any changes in the Funds' investment objectives and restrictions.

(d)    The Adviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Funds and on the performance of its obligations under this contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

(e)    On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other customers.

(f)    The Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Funds and any other of the Adviser's clients.

5.    In respect of the provision of investment advisory services, the Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this agreement. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in this agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

6.     (a)    Subject to the direction and control of the Board, the Adviser shall provide, or oversee, as applicable, administrative services necessary for the Trust's operations with respect to each Fund except those services that are the responsibility of the Funds' custodian or transfer agent, all in such manner and to such extent as may be authorized by the Board. With respect to the Trust, each Fund and each Class thereof, as applicable, the Adviser shall:

(i)    oversee (A) the preparation and maintenance by the Adviser and the Trust's subadministrator, custodian, transfer agent, shareholder recordkeeper, dividend disbursing agent and fund accountant in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to prepared or maintained by the Trust or its agents pursuant to applicable law; (B) the reconciliation of account information and balances among the Adviser and the Trust's custodian, transfer agent, shareholder recordkeeper, dividend disbursing agent and fund accountant; (C) the transmission of purchase and redemption orders for Shares; (D) the notification of available funds for investment; and (E) the performance of fund accounting, including the calculation of the net asset value of the shares;

(ii)    oversee the performance of administrative and professional services rendered to the Trust by others, including its sub-administrator, custodian, transfer agent and dividend disbursing agent as well as legal, auditing and shareholder servicing and other services performed for each Fund or Class;

(iii)    oversee the preparation and the printing of the periodic updating of the Registration Statement and Prospectus, tax returns, and reports to shareholders, the Securities and Exchange Commission (the "SEC") and state securities commissions;

(iv)    oversee the preparation of proxy and information statements and any other communications to shareholders;

(v)    at the request of the Board, provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust;

(vi)    provide the Trust, at the Trust's request, with the services of persons who are competent to perform such supervisory or administrative functions as are necessary for effective operation of the Trust;

(vii)    oversee the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument and minutes of meetings of Trustees and shareholders;

(viii)    oversee with the cooperation of the Trust's counsel and other relevant parties, preparation and dissemination of materials for meetings of the Board;

(ix)    monitor sales of shares and ensure that such shares are properly and duly registered with the SEC and applicable state securities commissions;

(x)    oversee the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of the Trust and other appropriate purposes;

(xi)    oversee the determination of the amount of, and supervise the declaration of, dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders; and

(xii)    advise the Trust and its Board on matters concerning the Trust and its affairs.

(b)    The Adviser shall oversee the preparation and maintenance, or cause to be prepared and maintained, records in such form for such periods and in such locations as may be required by applicable regulations, all documents and records relating to the services provided to the Trust pursuant to this Agreement required to be maintained pursuant to the 1940 Act, rules and regulations of the SEC, the Internal Revenue Service and any other national, state or local government entity with jurisdiction over the Trust. The accounts and records pertaining to the Trust which are in possession of the Adviser, or an entity subcontracted by the Adviser, shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such accounts and records at all times during the Adviser's, or its subcontractor's, normal business hours. Upon the reasonable request of the Trust, copies of any such accounts and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives. In the event the Trust designates a successor to any of the Adviser's obligations under this agreement, the Adviser shall, at the expense and direction of the Trust, transfer to such successor all relevant books, records and other data established or maintained by the Adviser, or its subcontractor, under this Agreement.

(c)    In respect of the provision of administration services, the Adviser, in performing under the terms and conditions of this Agreement, shall use its best judgment and efforts in rendering the services described herein, and shall incur no liability for its status under this agreement or for any reasonable actions taken or omitted in good faith, provided that nothing in this agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. In respect of the provision of administration services, and as an inducement to the Adviser's undertaking to render these services, the Trust hereby agrees to indemnify and hold harmless the Adviser, its employees, agents, officers and directors, from any and all loss, liability and expense, including any legal expenses, arising out of the Adviser's performance under this Agreement, or status, or any act or omission of the Adviser, its employees, agents, officers and directors; provided that this indemnification shall not apply to the Adviser's actions taken or failures to act in cases of the Adviser's own bad faith, willful misconduct or gross negligence in the performance of its duties under this Agreement; and further provided, that the Adviser shall give the Trust notice and reasonable opportunity to defend against any such loss, claim, damage, liability or expense in the name of the Trust or the Adviser, or both. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim or demand, and to retain counsel of good standing chosen by the Trust and approved by the Adviser, which approval shall not be withheld unreasonably. In the event the Trust does elect to assume the defense of any such suit and retain counsel of good standing approved by the Adviser, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case the Adviser does not approve of counsel chosen by the Trust or the Adviser has been advised that it may have available defenses or claims which are not available or conflict with those available to the Trust, the Trust will reimburse the Adviser, its employees, agents, officers and directors for the fees and expenses of any one law firm retained as counsel by the Adviser or them. The Adviser may, at any time, waive its right to indemnification under this agreement and assume its own defense. The provisions of paragraphs (i) through (iv) of this Section 6(c) should not in any way limit the foregoing:

(i)    The Adviser may rely upon the advice of the Trust or of counsel, who may be counsel for the Trust or counsel for the Adviser, and upon statements of accountants, brokers and other persons believed by it in good faith to be expert in the matters upon which they are consulted, and the Adviser shall not be liable to anyone for any actions taken in good faith upon such statements.

(ii)    The Adviser may act upon any oral instruction which it receives and which it believes in good faith was transmitted by the person or persons authorized by the Board of the Trust to give such oral instruction. The Adviser shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction.

(iii)    The Adviser shall not be liable for any action taken in good faith reliance upon any written instruction or certified copy of any resolution of the Board of the Trust, and the Adviser may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by the Adviser to have been validly executed.

(iv)    The Adviser may rely and shall be protected in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper document believed by it to be genuine and to have been signed or presented by the purchaser, Trust or other proper party or parties.

(d)    In respect of the provision of administration services, and subject to any agreement by the Adviser or other person to reimburse any expenses of the Trust that relate to any Fund, the Trust shall be responsible for and assume the obligation for payment of all of its expenses, including: (i) the fee payable under Section 7 hereof; (ii) any fees payable to the Adviser; (iii)

expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes and brokerage fees and commissions; (v) premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; (vi) fees, interest charges and expenses of third parties, including the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) to the extent permitted by the 1940 Act, costs of preparing and printing the Prospectuses, subscription application forms and shareholder reports and delivering them to existing shareholders; (xiv) expenses of meetings of shareholders and proxy solicitations therefore; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares of the Trust and of preparing tax returns; (xvi) costs of reproduction, stationery and supplies; (xvii) fees and expenses of the Trust's Trustees; (xviii) compensation of the Trust's officers and employees who are not employees of the Adviser or its affiliated persons and costs of other personnel (who may be employees of the Adviser or its affiliated persons) performing services for the Trust; (xix) costs of Trustee meetings; (xx) SEC registration fees and related expenses; (xxi) state or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution plan adopted pursuant to Rule 12b-l under the 1940 Act or under any shareholder service plan or agreement.

(e)    Notwithstanding anything in this Agreement to the contrary, the Adviser and its affiliated persons may receive compensation or reimbursement from the Trust with respect to (i) the provision of services on behalf of the Funds in accordance with any distribution plan adopted by the Trust pursuant to Rule 12b-l under the 1940 Act or (ii) the provision of shareholder support or other services, including fund accounting services.

(f)    The Adviser shall cooperate, if applicable, with the Trust's independent public accountants and shall take reasonable action to make all necessary information available to such accountants for the performance of their duties.

(g)    In respect of the provision of administration services, nothing contained in this Section 6 is intended to or shall require the Adviser, in any capacity under this agreement, to perform any functions or duties on any day other than a business day of the Trust or of a Fund. Functions or duties normally scheduled to be performed on any day which is not a business day of the Trust or of a Fund shall be performed on, and as of, the next business day, unless otherwise required by law.

7.    In consideration of the services to be rendered by the Adviser under this agreement, each Fund shall pay the Adviser a monthly fee on the first business day of each month at the annual rates listed in Appendix A of the average daily net asset value as determined on each business day (at the time set forth in the Prospectus for determining net asset value per share) of the average daily net assets. If the fees payable to the Adviser pursuant to this paragraph 7 begin to accrue before the end of any month or if this contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in its Prospectus for the computation of net asset value. For purposes of this agreement, a "business day" is any day the New York Stock Exchange is open for trading. No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

8.    If the aggregate expenses of every character incurred by, or allocated to, a Fund in any fiscal year, other than interest, taxes, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this agreement ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities law or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay the Fund an amount equal to 66 2/3% of that excess, provided, however, that the Adviser shall not be required to pay any amount in excess of fees received by the Adviser from the Trust under this agreement. With respect to portions of a fiscal year in which this agreement shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Adviser will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 8 for a fiscal year with respect to the Fund, the monthly fees relating to the Fund payable to the Adviser under this agreement for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 66 2/3% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 8. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in paragraph 7, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

9.     (a)    This agreement shall become effective on                      , 2006 and shall continue in effect until the second anniversary of the effective date of this Agreement first set forth above and from year to year thereafter, with respect to each Fund only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trust's Board of Trustees and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's Trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party.

(b)    This agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.    Except to the extent necessary to perform the Adviser's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

11.    The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

12.    The Adviser consents to the use by each Fund in its name of the name "Schroder," or any variant thereof, but only on condition that (a) any change in such name which continues to use the "Schroder" name or variant is approved in writing by the Adviser and (b) so long as this Agreement shall comply with all the provisions expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by a Fund at any time or in any place for any purposes or under any conditions except as provided in this paragraph 12. Upon any termination of this Agreement by either party or upon the violation of any of its provisions by a Fund, the Fund will at the request of the Adviser made within 60 days after the Adviser has knowledge of such termination or violation, change its name so as to eliminate all reference to "Schroder" or any variant thereof and will not thereafter transact any business in a name containing such name or variant, or otherwise use such name or variant.

13.    This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

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If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

SCHRODER CAPITAL FUNDS (DELAWARE) on behalf of Schroder International Fund and Schroder U.S. Opportunities Fund
By: ____________________________________ Title:

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.

By:   ____________________________________
Title:

Appendix A

Fund	Fee Rate
Schroder International Fund	0.975% of average daily net assets
Schroder U.S. Opportunities Fund	1.00% of average daily net assets

Exhibit B

Form of U.S. Large Cap Equity Fund Amended Investment Advisory Agreement

SCHRODER CAPITAL FUNDS (DELAWARE)

SECOND AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of the 9th day of January, 1996, as amended and restated the 15th day of September, 1999 and this   day of      , 2006, between Schroder Capital Funds (Delaware), a Delaware Business Trust (the ‘‘Trust’’) and Schroder Investment Management North America Inc., a Delaware Corporation (the ‘‘Adviser’’).

WITNESSETH:

1. Prior to the initial effective date of this Agreement (January 9, 1996), the Trust will furnish the Adviser with copies properly certified or authenticated of each of the following:

(a) Trust Instrument of the Trust.

(b) Resolutions of the Board of Trustees of the Trust selecting the Adviser as investment adviser and approving the form of this Agreement. The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

2. The Adviser will regularly provide the Trust with respect to its class of Common Stock and related investment portfolio entitled Schroder U.S. Large Cap Equity Fund (the ‘‘Fund’’) with investment research, advice and supervision and will furnish continuously an investment program for the Fund’s investments consistent with the Trust’s investment objectives for the Fund as set forth in its Registration Statement on Form N-1A, as it may from time to time be in effect under the Securities Act of 1933, as amended (hereinafter referred to as the ‘‘1933 Act’’). The Adviser will recommend what securities shall be bought or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Trust Instrument, Registration Statement on Form N-1A under the 1933 Act and of the Investment Company Act of 1940, as amended (hereinafter referred to as the ‘‘1940 Act’’), as each of the same shall be from time to time amended. The Adviser shall advise and assist the officers of the Trust in taking such steps as necessary or appropriate to carry out the decisions of its Board of Trustees and the appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Fund.

3.  (a) The Adviser will pay directly all office rent of the Trust to the extent there is any.

(b) The Adviser will furnish or cause to be furnished without expense to the Trust or the Fund, the services of such of the Adviser’s officers and employees and officers and employees of corporate affiliates of the Adviser, as may be duly elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

(c) The Adviser will provide for the Fund investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

(d) Except to the extent provided in subsections (a), (b) and (c) above, the Adviser shall have no responsibility or obligation to pay any costs or expenses of the Trust or the Fund, including without limiting the generality of the foregoing, brokers’ commissions; legal, auditing or accounting expenses, taxes or governmental fees; cost of preparing share certificates or any other expenses (including clerical expense) of issue (except that nothing herein shall require the Trust or the Fund to bear any sales of promotional expenses unless incurred pursuant to a plan or plans from time to time in effect in the future duly adopted in accordance with Rule 12b-1 under the 1940 Act or a successor provision), distribution, redemption or repurchase of shares of the Trust; registration expenses under the 1933 Act or 1940 Act subsequent to the initial registration thereunder (except that nothing herein shall require the Trust to pay any registration expenses occasioned by the initial issuance of classes or series of its capital stock not related or attributable to the Fund); the cost of preparing and distributing reports and notices to stockholders; fees or disbursements of the custodian of the Trust’s assets, of the Trust’s dividend disbursing agent and of the Trust’s transfer agent, including expenses incurred in the performance of any obligations enumerated in the Trust Instrument of the Trust insofar as they govern agreements with such custodian, dividend disbursing agent or transfer agent. To the extent employees of the Adviser or its affiliates devote their time to the affairs of the Trust, other than as officers or trustees, the Trust will reimburse the Adviser the pro rata share of said individual’s salary or wages and expenses and the Adviser will keep specific time and other records of the same.

4.  (a) For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, the Trust will pay the Adviser a fee based on the average daily net asset value of the Fund, as determined in accordance with the Trust Instrument of the Trust, which shall be computed at the rate of ¾ of 1% of such average daily net assets.

(b) The amounts due the Adviser in payment of such fee shall be accrued daily by the Trust on the basis of the number of days in each calendar month, the net asset value of the Fund applicable to the close of each business day in such month and, in the case of any day in such month which is not a business day, the net asset value applicable to the close of the last preceding business day; and the amount accrued with respect to each calendar month shall become due and payable to the Adviser on the first business day of the next succeeding calendar month. The Adviser hereby acknowledges that the Trust’s obligation to pay such fee is binding only on the assets and property belonging to the Fund.

5. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely for such clients and not in any way on behalf of the Trust.

6. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Trust shall not be deemed, when acting within the scope of his employment by the Trust, to be the Adviser’s employee or agent. Any of the Adviser’s officers or employees rendering services (other than pursuant to paragraph 2 hereof) to the Trust as an officer or employee of the Trust acting in any business of the Trust pursuant to the undertakings contained in this Agreement, shall be deemed to render such service solely to the Trust and in no respect to act under the Trust’s control or direction although paid by the Adviser.

7. This Agreement shall become effective on January 9, 1996, and shall continue in effect indefinitely thereafter, but only so long as the continuance after the second anniversary of the effective date of this Agreement first set forth above shall be specifically approved at least annually by the vote of a majority of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and, in either case, by vote of a majority of Trustees who are not parties to this Agreement or ‘‘interested persons’’ of the Trust or the Adviser within the meaning of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on 60 days’ written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph 7, the definitions contained in the 1940 Act (particularly the definitions of ‘‘interested persons,’’ ‘‘assignment’’ and ‘‘voting security’’), and in any regulation of the Securities and Exchange Commission thereunder, shall be applied.

8. The Adviser consents to the use by the Trust in its corporate name and to designate the Fund of the name ‘‘Schroder,’’ or any variant thereof, but only on condition that (a) any change in such corporate name or designation which continues to use the ‘‘Schroder’’ name or variant is approved in writing by the Adviser and (b) so long as this Agreement shall remain in force, the Trust shall fully perform, fulfill and comply with all the provisions expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place for any purposes or under any conditions except as provided in this paragraph 8. Upon any termination of this

Agreement by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Adviser made within 60 days after the Adviser has knowledge of such termination or violation, change its corporate name and the designation of the Fund so as to eliminate all reference to ‘‘Schroder’’ or any variant thereof and will not thereafter transact any business in a corporate name or on behalf of the Fund having a designation containing such name or variant, or otherwise use such name or variant. Such covenants on the part of the Trust set forth in this paragraph 8 shall be binding upon it, its Trustees, officers, stockholders, creditors, affiliates and all other persons claiming under or through it.

9. Upon the initial effective date of this Agreement (January 9, 1996), the Agreement dated as of March 1, 1988, as amended, between the Adviser and the Trust shall be terminated and shall be of no further force or effect, except as to the obligations to pay fees accrued to the close of business on the date of termination.

10. There is no duplication of any fees payable to the Adviser under this Agreement or the Agreement relating to the same subject matter between the Trust and the Adviser which terminated as provided in paragraph 9, by reason of the termination of said prior Agreement and the commencement of this Agreement.

11. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of (a) holders of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or ‘‘interested persons’’ of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have hereinafter executed this Amended and Restated Investment Advisory Agreement as of       , 2006.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	Title:
SCHRODER CAPITAL FUNDS (DELAWARE)

By:	Title:

Schroder U.S. Opportunities Fund

SCHRODER CAPITAL FUNDS (DELAWARE)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR MEETING OF SHAREHOLDERS ON MARCH 3, 2006

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Carin F. Muhlbaum, and each of them separately, proxies, with full power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the ‘‘Meeting’’) of Schroder Capital Funds (Delaware) (the ‘‘Trust’’), to be held at the offices of the Trust, 875 Third Avenue, 22nd Floor, New York, New York 10022 on March 3, 2006 at 9:00 a.m. (Eastern Time), and at any adjournments thereof, all of the shares of Schroder U.S. Opportunities Fund which the undersigned would be entitled to vote if personally present. This is a proxy card relating to shares of the Schroder U.S. Opportunities Fund. If you are a shareholder of more than one Fund please complete, sign, and return a proxy card for each Fund of which you are a shareholder. If you choose to vote via the internet or telephone go to [    ] or call toll-free 1-866-868-2409 and do not complete the enclosed proxy card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL INCLUDING THE ELECTION OF NOMINEES FOR TRUSTEE. TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the following proposal and FOR the election of all nominees for Trustee:

		For	Against	Abstain
I.A.	To approve the proposed Amended and Restated Advisory Agreement between Schroder U.S. Opportunities Fund and Schroders.

		For	Against	Withhold Authority
II.	To re-elect trustees of the Trust:
All nominees
Peter L. Clark
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
James D. Vaughn

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Schroder International Fund

SCHRODER CAPITAL FUNDS (DELAWARE)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR MEETING OF SHAREHOLDERS ON MARCH 3, 2006

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Carin F. Muhlbaum, and each of them separately, proxies, with full power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the ‘‘Meeting’’) of Schroder Capital Funds (Delaware) (the ‘‘Trust’’), to be held at the offices of the Trust, 875 Third Avenue, 22nd Floor, New York, New York 10022 on March 3, 2006 at 9:00 a.m. (Eastern Time), and at any adjournments thereof, all of the shares of Schroder International Fund which the undersigned would be entitled to vote if personally present. This is a proxy card relating to shares of Schroder International Fund. If you are a shareholder of more than one Fund please complete, sign, and return a proxy card for each Fund of which you are a shareholder. If you choose to vote via the internet or telephone go to [    ] or call toll-free 1-866-868-2409 and do not complete the enclosed proxy card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL INCLUDING THE ELECTION OF NOMINEES FOR TRUSTEE. TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the following proposal and FOR the election of all nominees for Trustee:

		For	Against	Abstain
I.B.	To approve the proposed Amended and Restated Advisory Agreement between Schroder International Fund and Schroders.

		For	Against	Withhold Authority
II.	To re-elect trustees of the Trust:
All nominees
Peter L. Clark
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
James D. Vaughn

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Schroder U.S. Large Cap Equity Fund

SCHRODER CAPITAL FUNDS (DELAWARE)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR MEETING OF SHAREHOLDERS ON MARCH 3, 2006

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Carin F. Muhlbaum, and each of them separately, proxies, with full power of substitution to each, and hereby authorizes them, or any of them, to represent and to vote, as designated below, at the Meeting of Shareholders (the ‘‘Meeting’’) of Schroder Capital Funds (Delaware) (the ‘‘Trust’’), to be held at the offices of the Trust, 875 Third Avenue, 22nd Floor, New York, New York 10022 on March 3, 2006 at 9:00 a.m. (Eastern Time), and at any adjournments thereof, all of the shares of Schroder U.S. Large Cap Equity Fund which the undersigned would be entitled to vote if personally present. This is a proxy card relating to shares of Schroder U.S. Large Cap Equity Fund. If you are a shareholder of more than one Fund please complete, sign, and return a proxy card for each Fund of which you are a shareholder. If you choose to vote via the internet or telephone go to [    ] or call toll-free 1-866-868-2409 and do not complete the enclosed proxy card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER SIGNING BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL INCLUDING THE ELECTION OF NOMINEES FOR TRUSTEE. TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the following proposal and FOR the election of all nominees for Trustee:

		For	Against	Abstain
I.C.	To approve the proposed Amended and Restated Advisory Agreement between Schroder U.S. Large Cap Equity Fund and Schroders.

		For	Against	Withhold Authority
II.	To re-elect trustees of the Trust:
All nominees
Peter L. Clark
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
James D. Vaughn

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.